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                       METROPLITAN LIFE INSURANCE COMPANY
                       ----------------------------------
                      METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                     METFLEX
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED DECEMBER 27, 2007

                     TO THE PROSPECTUS DATED APRIL 30, 2007

Metropolitan Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain variable investment options ("Existing Fund") and substitute new options ("Replacement Fund") as shown below. The Replacement Funds are portfolios of the Met Investors Series Trust or the Metropolitan Series Fund, Inc. To the extent that the Replacement Fund is not currently available as an investment option under your Policy, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitutions are in the best interest of Policy owners. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about April 28, 2008.

The proposed substitutions and respective adviser and/or sub-advisers for the Policy are:

EXISTING FUND AND CURRENT ADVISER (WITH CURRENT SUB-           REPLACEMENT FUND AND SUB-ADVISER
ADVISERS AS NOTED)
Dreyfus Investment Portfolios - Dreyfus Mid Cap Stock          Met Investors Series Trust - Lazard Mid-Cap
-----------------------------------------------------          -------------------------------------------
Portfolio (Service Class)                                -->   Portfolio (Class B)
-------------------------                                      -------------------
The Dreyfus Corporation                                        Lazard Asset Management LLC

AIM Variable Insurance Funds - AIM V.I. Government             Metropolitan Series Fund, Inc. - Western
--------------------------------------------------             ----------------------------------------
Securities Fund (Series II)                              -->   Asset Management U.S. Government
---------------------------                                    --------------------------------
A I M Advisors, Inc.                                           Portfolio (Class B)
                                                               -------------------
                                                               Western Asset Management Company

Please note that:

     . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

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     .    The elections you have on file for allocating your cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     . You may transfer amounts in your Policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Policy owners or agents of Policy owners.

     . If you make one transfer from one of the above Existing Funds into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     . On the effective date of the substitution, your cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     .    There will be no tax consequences to you.

In connection with the substitutions, we will send you a prospectus for the Met Investors Series Trust and the Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitution and confirmation of transfers.

Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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